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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


         Date of Report (Date of earliest event reported): JUNE 4, 1998
                                                           ------------

                          AVALON BAY COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)



         MARYLAND                        1-12672                  77-0404318
----------------------------     ------------------------       -------------
(State or other jurisdiction     (Commission file number)       (IRS employer
        of incorporation)                                    identification no.)


             2900 EISENHOWER AVENUE, SUITE 300, ALEXANDRIA, VA 22314
             -------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (703) 329-6300
                                 --------------
              (Registrant's telephone number, including area code)





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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (c)  EXHIBITS.

     10.1 Swap Agreement with J.P. Morgan. (Incorporated by reference from Avalon Properties, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1995.)

     10.2 Master Reimbursement Agreement with Federal National Mortgage Association, dated as of July 1, 1996. (Incorporated by reference from Avalon Properties, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.)

     10.3 Contribution and Exchange Agreement, dated as of November 7, 1997. (Incorporated by reference from Avalon Properties, Inc.'s Current Report on Form 8-K filed on November 24, 1997.)

     23.1      Consent of Coopers & Lybrand L.L.P.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                        AVALON BAY COMMUNITIES, INC.



Dated:  June 26, 1998                   By: /s/ Thomas J. Sargeant
                                           -------------------------------------
                                            Name:  Thomas J. Sargeant
                                            Title: Chief Financial Officer